SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 14, 2011

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry Into A Material Definitive Agreement

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated in this Item 1.01 by reference.

Section 2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

On October 14, 2011, Perma-Fix of Orlando, Inc. (“PFO”), a Florida corporation and a wholly owned subsidiary of Perma-Fix Environmental Services, Inc. (“PESI” or the “Company”), sold substantially all of its assets to Triumvirate Environmental, Inc. (“TEI”), pursuant to the terms of an Asset Purchase Agreement, dated August 12, 2011.  In consideration for such assets, TEI paid $2,000,000 in cash at closing and assumed certain liabilities of PFO.  The cash consideration is subject to certain working capital adjustments within one hundred twenty (120) days of the closing. TEI is a full service environmental management firm headquartered in eastern Massachusetts.

PFO is one of the Company’s Industrial Segment facilities, and during the fourth quarter of 2010, the Company determined that it would divest of the remaining operations within its Industrial Segment.  As a result, our Perma-Fix of Fort Lauderdale, Inc. (“PFFL”), PFO, and Perma-Fix of South Georgia, Inc. (“PFSG”) subsidiaries were classified as held for sale and included in discontinued operations in the Company’s December 31, 2010, March 31, 2011, and June 30, 2011 financial statements.  As previously reported in our Form 8-K dated August 12, 2011, the Company divested PFFL on August 12, 2011 to TEI.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(b)   Pro Forma Financial Information.

As stated above, PFO, PFFL, and PFSG were classified as held for sale and included as discontinued operations in the Company’s December 31, 2010, March 31, 2011, and June 30, 2011 financial statements.  Because the Company has already presented financial results for its continuing operations, which excluded these discontinued operations (including PFO and PFFL) in the Company’s December 31, 2010, March 31, 2011, and June 30, 2011 financial statements, we have not included pro-forma financials in this report as result of the sale of PFO and did not include pro-forma financial in our Form 8-K dated August 12, 2011 which disclosed the divestiture of our PFFL subsidiary.

(d) Exhibits.	Description

2.1
Asset Purchase Agreement, dated August 12, 2011, by and among Triumvirate Environmental, Inc., Triumvirate Environmental (Florida), Inc. and Perma-Fix Environmental Services, Inc. and Perma-Fix of Orlando, Inc. as incorporated by reference from Exhibit 99.1 to the Company’s Form 8-K dated August 12, 2011.  The Asset Purchase Agreement identifies certain schedules and exhibits, which were not filed with the Asset Purchase Agreement.  The Registrant will furnish a copy of the omitted schedules and exhibits to the Commission upon request.

99.1	Press Release, dated October 17, 2011 announcing sale of Perma-Fix of Orlando Facility.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 17, 2011

PERMA-FIX ENVIRONMENTAL SERVICES, INC

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer